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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

    Delaware                       333-106175                    13-3416059
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

      4 World Financial Center, 10th Floor
                   New York, NY                                    10080
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    (Address of principal executive offices)                      Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2.           Acquisition or Disposition of Assets: General.

         On June 26, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-C Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to two-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated May 27, 2003, as supplemented by the prospectus supplement dated June 23, 2003 and the supplement to the prospectus supplement dated July 1, 2003 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates, the Class X-A-3 Certificates and Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K

   Exhibit No.                                                               Description
   -----------                                                               -----------
4.1                                 Trust Agreement between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota,
                                    National Association, as trustee, dated as of June 1, 2003, for Merrill Lynch Mortgage Investors
                                    Trust Series MLCC 2003-C Mortgage Pass-Through Certificates.

99.1                                Master Mortgage Loan Purchase Sale Agreement (the "Master Purchase Agreement"), dated as of
                                    April 1, 1998, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as
                                    Purchaser.

99.2                                Amendment No. 1 to the Master Purchase Agreement, dated December 14, 1999, between Merrill Lynch
                                    Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.3                                Amendment No. 2 to the Master Purchase Agreement, dated September 1, 2002, between Merrill Lynch
                                    Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.4                                Amendment No. 3 to the Master Purchase Agreement, dated June 26, 2003, between Merrill Lynch
                                    Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.5                                Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of
                                    June 26, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as

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
                                    Assignee and Merrill Lynch Credit Corporation, as Seller.

99.6                                Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of
                                    June 26, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage
                                    Investors, Inc., as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.7                                Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of
                                    June 26, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank
                                    Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and
                                    Merrill Lynch Credit Corporation, as Seller.

99.8                                Mortgage Loan Purchase Agreement, dated as of June 1, 2003, among Merrill Lynch Mortgage
                                    Investors, Inc., Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

99.9                                Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the "Sale & Servicing Agreement"),
                                    dated as of August 1, 2002, among RWT Holdings, Inc., as Purchaser, Cendant Mortgage Corporation
                                    and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage
                                    Trust), as Sellers and Redwood Trust, Inc., as Guarantor

99.10                               Additional Collateral Servicing Agreement (the "Collateral Servicing Agreement"), dated as of
                                    August 1, 2002, among Cendant Mortgage Corporation, as Servicer, RWT Holdings, Inc., as
                                    Purchaser and Redwood Trust, Inc., as Guarantor.

99.11                               Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the
                                    Collateral Servicing

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
                                    Agreement, dated as of June 26, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential
                                    Funding, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.12                               Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the
                                    Collateral Servicing Agreement, dated as of June 26, 2003, among Sequoia Residential Funding,
                                    Inc., as Assignor, Merrill Lynch Mortgage Investors, Inc., as Assignee and Cendant Mortgage
                                    Corporation, as Servicer.

99.13                               Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the
                                    Collateral Servicing Agreement, dated as of June 26, 2003, among Merrill Lynch Mortgage
                                    Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Cendant Mortgage Corporation, as Servicer.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH MORTGAGE INVESTORS,
                                             INC.

Date: July 11, 2003

                                             By: /s/ Matthew Whalen
                                                 ------------------
                                             Name:  Matthew Whalen
                                             Title: President

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                                INDEX TO EXHIBITS

Exhibit No.                                                      Description
----------                                                       -----------
4.1               Trust Agreement between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota, National
                  Association, as trustee, dated as of June 1, 2003, for Merrill Lynch Mortgage Investors Trust Series MLCC 2003-C
                  Mortgage Pass-Through Certificates.

99.1              Master Mortgage Loan Purchase Sale Agreement (the "Master Purchase Agreement"), dated as of April 1, 1998, between
                  Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.2              Amendment No. 1 to the Master Purchase Agreement, dated December 14, 1999, between Merrill Lynch Credit
                  Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.3              Amendment No. 2 to the Master Purchase Agreement, dated September 1, 2002, between Merrill Lynch Credit
                  Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.4              Amendment No. 3 to the Master Purchase Agreement, dated June 26, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.5              Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of June 26, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as Assignee and Merrill Lynch Credit
                  Corporation, as Seller.

99.6              Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of June 26, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage Investors, Inc., as Assignee and
                  Merrill Lynch Credit Corporation, as Seller.

99.7              Assignment, Assumption And Recognition Agreement for the Master Purchase Agreement, dated as of June 26, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in
                  its capacity as Trustee of the Trust Fund, as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.8              Mortgage Loan Purchase Agreement, dated as of June 1, 2003, among Merrill Lynch Mortgage Investors, Inc., Sequoia

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
                  Residential Funding, Inc. and RWT Holdings, Inc.

99.9              Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the "Sale & Servicing Agreement"), dated as of August 1,
                  2002, among RWT Holdings, Inc., as Purchaser, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage
                  Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers and Redwood Trust, Inc., as Guarantor

99.10             Additional Collateral Servicing Agreement (the "Collateral Servicing Agreement"), dated as of August 1, 2002, among Cendant Mortgage Corporation, as Servicer, RWT Holdings, Inc., as Purchaser and Redwood Trust, Inc., as
                  Guarantor.

99.11             Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing
                  Agreement, dated as of June 26, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as
                  Assignee and Cendant Mortgage Corporation, as Servicer.

99.12             Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing
                  Agreement, dated as of June 26, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage
                  Investors, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.13             Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing
                  Agreement, dated as of June 26, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank
                  Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Cendant Mortgage
                  Corporation, as Servicer.